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                                                                   Exhibit 10.53

                               THE LTV CORPORATION
                               -------------------

                           CERTIFICATE OF DESIGNATIONS
            OF 8 1/4% SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                     SETTING FORTH THE POWERS, PREFERENCES,
                     RIGHTS, QUALIFICATIONS, LIMITATIONS AND
                      RESTRICTIONS OF SUCH PREFERRED STOCK


                  Pursuant to Section 151 of the Delaware General Corporation Law, THE LTV CORPORATION, a Delaware corporation (the "COMPANY"), does hereby certify that the Board of Directors of the Company and the Finance Committee of the Board of Directors of the Company, pursuant to and in accordance with authority validly delegated to the Finance Committee by resolutions duly adopted by the Board of Directors of the Company, duly adopted the following resolution and that such resolution has not been modified and is in full force and effect:

                  RESOLVED that, pursuant to the authority vested in the Board of Directors of the Company (including as delegated to the Finance Committee of the Board of Directors) in accordance with the provisions of the Restated Certificate of Incorporation of the Company (the "CERTIFICATE OF INCORPORATION"), a series of preferred stock of the Company is hereby created and the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as follows:

                  Section 1. NUMBER AND DESIGNATION. (a) The shares of such series shall be designated as "Series A Preferred Stock" (the "SERIES A PREFERRED STOCK"). The number of shares constituting the Series A Preferred Stock shall initially be 1,600,000.

                  (b) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 16 below.

                  Section 2. ISSUANCE. The Company may issue Series A Preferred Stock from time to time as may be determined by the Board of Directors (or any committee thereof) of the Company.

                  Section 3. REGISTERED FORM; LIQUIDATION PREFERENCE; REGISTRAR. Certificates for shares of Series A Preferred Stock shall be issuable only in registered form and only with a liquidation preference of $50.00 per share. The Company hereby appoints ChaseMellon Shareholder Services L.L.C. as its initial Registrar and Transfer Agent (the "REGISTRAR") for the Series A Preferred Stock.

                  Section 4. REGISTRATION; TRANSFER. (a) The Series A Preferred Stock has not been registered under the Securities Act of 1933 (the "SECURITIES ACT") and may not be resold, pledged or otherwise transferred prior to the date when they no longer constitute "restricted securities" for purposes of Rule 144(k) under the Securities Act other than (i) to the Company, (ii) to "qualified institutional buyers" ("QIBs") pursuant to and in compliance with Rule 144A ("RULE 144A") under the Securities Act, (iii) pursuant to and in compliance with Rule 904 of Regulation S under the Securities Act ("REGULATION S"), (iv) to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 or
(vi) pursuant to an effective registration statement under



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the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States.

                  (b) Series A Preferred Stock sold to QIBs in reliance on Rule 144A or sold in reliance on Regulation S shall be issued in the form of one or more permanent global shares of Series A Preferred Stock in definitive, fully registered form with the global legend (the "GLOBAL SHARES LEGEND") and, until such time as determined by the Company and the Registrar, the global restricted shares legend (the "GLOBAL RESTRICTED SHARES LEGEND"), in each case as set forth on the form of Series A Preferred Stock attached hereto as Exhibit A (each, a "GLOBAL SERIES A PREFERRED SHARE"), which shall be deposited on behalf of the holders of the Series A Preferred Stock represented thereby with the Registrar, at its New York office, as custodian for The Depository Trust Company, New York, New York ("DTC") or its nominee and their respective successors (the "DEPOSITARY"), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and countersigned and registered by the Registrar as hereinafter provided. The aggregate number of shares represented by each Global Series A Preferred Share may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided. Global Series A Preferred Shares, the beneficial interests of which are sold to QIBs pursuant to Rule 144A, will initially be represented by Global Series A Preferred Shares bearing CUSIP number 501921 20 9 and Global Series A Preferred Shares, the beneficial interests in which are sold pursuant to Regulation S, will initially be represented by Global Series A Preferred Shares bearing CUSIP number U50221 20 6.

                  (c) This paragraph shall apply only to a Global Series A Preferred Share deposited with or on behalf of the Depositary. The Company shall execute and the Registrar shall, in accordance with this Section, countersign and deliver initially one or more Global Series A Preferred Shares that (i) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (ii) shall be delivered by the Registrar to Cede & Co. or pursuant to instructions received from Cede & Co. or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar. Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Certificate of Designations with respect to any Global Series A Preferred Share held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary or under such Global Series A Preferred Share, and the Depositary may be treated by the Company, the Registrar and any agent of the Company or the Registrar as the absolute owner of such Global Series A Preferred Share for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Registrar or any agent of the Company or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Series A Preferred Share. Except as provided in Section 5(b), owners of beneficial interests in Global Series A Preferred Shares will not be entitled to receive physical delivery of certificated Series A Preferred Shares.

                  (d) Series A Preferred Stock sold to institutional "accredited investors" as described in Rule 501(a)(1), (2), (3) or (7) of the Securities Act shall be issued in the form of certificated Series A Preferred Stock bearing the definitive restricted shares legend (the "DEFINITIVE RESTRICTED SHARES LEGEND") set forth on the form of Series A Preferred Stock attached hereto as Exhibit A (each a


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                                                                               3

"DEFINITIVE SERIES A PREFERRED SHARE"). Definitive Series A Preferred Shares will bear a Definitive Restricted Shares Legend unless removed in accordance with Section 5 and may not be exchanged for a Global Series A Preferred Share, or interest therein, at any time, except as set forth in clause (iv) of paragraph (b) of Section 5. Definitive Series A Preferred Shares will initially be represented by certificates bearing CUSIP number 501921 40 7.

                  (e) No certificate evidencing Series A Preferred Stock shall be valid unless it bears the countersignature of the Registrar.

                  Section 5. PAYING AGENT AND CONVERSION AGENT. (a) The Company shall maintain in the Borough of Manhattan, City of New York, State of New York
(i) an office or agency where Series A Preferred Stock may be presented for payment (the "PAYING AGENT") and (ii) an office or agency where Series A Preferred Stock may be presented for conversion (the "CONVERSION AGENT"). The Company may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent or Conversion Agent without prior notice to any holder. The Company shall notify the Registrar of the name and address of any Paying Agent or Conversion Agent appointed by the Company. If the Company fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Registrar shall act as such. The Company or any of its Affiliates may act as Paying Agent, Registrar, coregistrar or Conversion Agent.

                  Neither the Company nor the Registrar shall be required (A) to issue, countersign or register the transfer of or exchange any Series A Preferred Stock during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Series A Preferred Stock selected for redemption under Section 10 and ending at the close of business on the day of such mailing or (B) to register the transfer of or exchange any Series A Preferred Stock so selected for redemption in whole or in part, except the unredeemed portion of any Series A Preferred Stock being redeemed in part.

                  (b) Notwithstanding any provision to the contrary herein, so long as a Global Series A Preferred Share remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Series A Preferred Share, in whole or in part, or of any beneficial interest therein, shall only be made in accordance with Section 4 and this Section 5; PROVIDED, HOWEVER, that beneficial interests in a Global Series A Preferred Share may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same or a different Global Series A Preferred Share in accordance with the transfer restrictions set forth in the Global Restricted Shares Legend:

                  (i) Except for transfers or exchanges made in accordance with any of clauses (b)(ii) through (vi) of this Section 5, transfers of a Global Series A Preferred Share shall be limited to transfers of such Global Series A Preferred Share in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                  (ii) If an owner of a beneficial interest in a Global Series A Preferred Share deposited with the Depositary or with the Registrar as custodian for the Depositary wishes at any time to transfer its interest in such Global Series A Preferred Share to a


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         person who is required to take delivery thereof in the form of
         Definitive Series A Preferred Shares, such owner may, subject to the rules and procedures of the Depositary, cause the exchange of such interest for one or more certificates evidencing such Definitive Series A Preferred Shares. Upon receipt by the Registrar, at its office in The City of New York of (A) instructions from the Depositary directing the Registrar to countersign and deliver one or more Definitive Series A Preferred Shares equal in number of shares to the beneficial interest in the Global Series A Preferred Share to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the number of Definitive Series A Preferred Shares to be so issued and appropriate delivery instructions, (B) a certificate in the form of Exhibit B attached hereto given by the transferor, to the effect set forth therein, (C) if such transfer is made pursuant to
         Section 4(a)(iv), a certificate in the form of Exhibit C attached hereto given by the person acquiring the Definitive Series A Preferred Shares for which such interest is being exchanged, to the effect set forth therein, and (D) such other certifications, legal opinions or other information as the Company, the Depositary or the Registrar may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Registrar will instruct the Depositary to reduce or cause to be reduced such Global Series A Preferred Share by the number of shares of the beneficial interest therein to be exchanged and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Global Series A Preferred Share that is being transferred, and concurrently with such reduction and debit, the Company shall execute, and the Registrar shall countersign and deliver, one or more Definitive Series A Preferred Shares representing the same number of shares in accordance with the instructions referred to above.

                  (iii) If a holder of Definitive Series A Preferred Shares wishes at any time to transfer all or part of such Definitive Series A Preferred Shares to a person who is required to take delivery thereof in the form of Definitive Series A Preferred Shares, such holder may, subject to the restrictions on transfer set forth herein and in the certificate representing such Definitive Series A Preferred Shares, cause the exchange of such Definitive Series A Preferred Shares for one or more certificates evidencing such Definitive Series A Preferred Shares. Upon receipt by the Registrar, at its office in The City of New York of (A) such Definitive Series A Preferred Shares, duly endorsed as provided herein, (B) instructions from such holder directing the Registrar to authenticate and deliver one or more certificates evidencing Definitive Series A Preferred Shares, such instructions to contain the name of the transferee and the number of the Definitive Series A Preferred Shares to be so issued and appropriate delivery instructions, (C) a certificate from the holder of the Definitive Series A Preferred Shares to be exchanged in the form of Exhibit B attached hereto given by the transferor, to the effect set forth therein, (D) if such transfer is made pursuant to clause 4(a)(iv), a certificate in the form of Exhibit C attached hereto given by the person acquiring the Definitive Series A Preferred Shares for which such shares are being exchanged, to the effect set forth therein, and
         (E) such other certifications, legal opinions or other information as the Company or the Registrar may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a


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         transaction not subject to, the registration requirements of the
         Securities Act, then the Registrar shall cancel or cause to be canceled such Definitive Series A Preferred Shares and concurrently therewith, the Company shall execute, and the Registrar shall countersign and deliver, one or more Definitive Series A Preferred Shares representing the number of shares transferred in accordance with the instructions referred to above.

                  (iv) If a holder of Definitive Series A Preferred Shares wishes at any time to transfer all or part of such Definitive Series A Preferred Shares to a person who is eligible to take delivery thereof in the form of a beneficial interest in a Global Series A Preferred Share, such holder may, subject to the restrictions on transfer set forth herein and in the certificate representing such Definitive Series A Preferred Shares, cause the exchange of such Definitive Series A Preferred Shares for beneficial interests in a Global Series A Preferred Share. Upon receipt by the Registrar, at its office in The City of New York of (A) such Definitive Series A Preferred Shares, duly endorsed as provided herein, (B) instructions from such holder directing the Registrar to increase the applicable Global Series A Preferred Share, such instructions to contain the name of the transferee and appropriate account information, (C) a certificate from the holder of the Definitive Series A Preferred Shares to be exchanged in the form of Exhibit B attached hereto given by the transferor, to the effect set forth therein, and (D) such other certifications, legal opinions or other information as the Company, the Depositary or the Registrar may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Registrar shall cancel or cause to be canceled such Definitive Series A Preferred Shares and concurrently therewith, the Registrar will instruct the Depositary to increase or cause to be increased the applicable Global Series A Preferred Share by the aggregate number of shares of the Definitive Series A Preferred Shares to be exchanged and to credit or cause to be credited to the account of the transferee the beneficial interest in the Global Series A Preferred Share that is being transferred.

                  (v) If an owner of a beneficial interest in a Global Series A Preferred Share deposited with the Depositary or with the Registrar as custodian for the Depositary wishes at any time to transfer its interest in such Global Series A Preferred Share to a person who is eligible to take delivery thereof in the form of a beneficial interest in a Global Series A Preferred Share, such owner may, subject to the rules and procedures of the Depositary, cause the exchange of such interest for a new beneficial interest in the applicable Global Series A Preferred Share. Upon receipt by the Registrar at its office in The City of New York of (A) instructions from the holder directing the Registrar to transfer its interest in the applicable Global Series A Preferred Share, such instructions to contain the name of the transferee and appropriate account information, (B) a certificate in the form of Exhibit B given by the transferor, to the effect set forth therein, and (C) such other certifications, legal opinions and other information as the Company or the Registrar may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Registrar shall instruct the Depositary to reduce or cause to be reduced such Global Series A Preferred Share by the number of shares of the beneficial interest therein to be exchanged and to


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         debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Global Series A Preferred Share that is being transferred, and concurrently with such reduction and debit, the Registrar will instruct the Depositary to increase or cause to be increased the applicable Global Series A Preferred Share by the aggregate number of shares being exchanged and to credit or cause to be credited to the account of the transferee the beneficial interest in the Global Series A Preferred Share that is being transferred.

                  (vi) In the event that a Global Series A Preferred Share is exchanged for Series A Preferred Stock in definitive registered form pursuant to this Section, prior to the effectiveness of a Shelf Registration Statement with respect to such Series A Preferred Stock, such Series A Preferred Stock may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of clauses (ii), (iii), (iv) and (v) above (including the certification requirements intended to ensure that such transfers comply with Rule 144A or are otherwise exempt under the Securities Act, as the case may
         be) and such other procedures as may from time to time be adopted by the Company, the Depositary or the Registrar.

                  (c) Except in connection with a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Rights Agreement relating to the Series A Preferred Stock, Common Shares issuable on conversion of the Series A Preferred Stock and any securities into which such Series A Preferred Stock or Common Shares shall be converted or into which they shall be changed by operation of law or otherwise (collectively, the "REGISTRABLE SECURITIES"), if Series A Preferred Stock is issued upon the transfer, exchange or replacement of Series A Preferred Stock bearing the Global Restricted Shares Legend or the Definitive Restricted Shares Legend, as applicable, or if a request is made to remove such Global Restricted Shares Legend or Definitive Restricted Shares Legend, as applicable, on Series A Preferred Stock, the Series A Preferred Stock so issued shall bear the Global Restricted Shares Legend or Definitive Restricted Shares Legend, as applicable, or the Global Restricted Shares Legend or the Definitive Restricted Shares Legend, as applicable, shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Company or the Registrar, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 or that such shares of Series A Preferred Stock are not "restricted securities" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Registrar, at the direction of the Company, shall countersign and deliver shares of Series A Preferred Stock that do not bear the Global Restricted Shares Legend or the Definitive Restricted Shares Legend, as applicable.

                  (d) The Registrar shall have no responsibility for any actions taken or not taken by the Depositary.

                  (e) Each holder of a share of Series A Preferred Stock agrees to indemnify the Company and the Registrar against any liability that may result from the transfer, exchange or assignment of such holder's Series A Preferred Stock in violation of any provision of this Certificate of Designations and/or applicable U.S. Federal or State securities law; PROVIDED, HOWEVER, that such indemnity shall not apply


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to acts of wilful misconduct, gross negligence or bad faith on the part of the
Company or the Registrar, as the case may be.

                  (f) Payments due on the Series A Preferred Stock shall be payable at the office or agency of the Company maintained for such purpose in The City of New York and at any other office or agency maintained by the Company for such purpose. Payments shall be payable by United States dollar check drawn on, or wire transfer (provided that appropriate wire instructions have been received by the Registrar at least 15 days prior to the applicable date of payment) to a United States dollar account maintained by the holder with, a bank located in New York City; PROVIDED that at the option of the Company payment of dividends may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Series A Preferred Stock Register.

                  (g) The Company agrees that it will refuse to register any transfer of Series A Preferred Stock or any Common Shares issuable upon conversion thereof that is not made in accordance with the provisions of Regulation S, pursuant to a registration statement that has been declared effective under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; PROVIDED that the provisions of this paragraph (g) shall not be applicable to any Series A Preferred Stock that does not bear any Global Restricted Shares Legend or Definitive Restricted Shares Legend or to any Common Shares that do not bear the Common Share Legend (as defined below).

                  (h) Common Shares issued upon conversion of the Series A Preferred Stock prior to the effectiveness of a Shelf Registration Statement shall be delivered in certificated form and shall bear the common share legend (the "COMMON SHARE LEGEND") set forth in Exhibit D hereto. If (i) Common Shares issued prior to the effectiveness of a Shelf Registration Statement are to be registered in a name other than that of the holder of the Series A Preferred Stock or (ii) Common Shares represented by a certificate bearing the Common Share Legend are transferred subsequently by such holder, then, unless the Shelf Registration Statement has become effective and such shares are being transferred pursuant to the Shelf Registration Statement, the holder must deliver to the Registrar a certificate in substantially the form of Exhibit E as to compliance with the restrictions on transfer applicable to such Common Shares and the Registrar shall not be required to register any transfer of such Common Stock not so accompanied by a properly completed certificate. Such Common Share Legend may be removed, and new certificates representing the Common Shares may be issued, upon the presentation of satisfactory evidence that such Common Share Legend is no longer required as described in Section 5(c) above with respect to the Series A Preferred Stock.

                  Section 6. DIVIDEND RIGHTS. (a) The Company shall pay, and the holders of the Series A Preferred Stock shall be entitled to receive, cumulative dividends from the date of initial issuance of such Series A Preferred Stock at a rate of 8.25% per annum on the amount of the liquidation preference of the Series A Preferred Stock. Dividends will be computed on the basis of a 360-day year of twelve 30-day months and will be payable quarterly in cash in arrears on February 15, May 15, August 15 and November 15 of each year (each a "DIVIDEND PAYMENT DATE"), commencing February 15, 2000, until the liquidation preference thereof is paid or made available for payment; PROVIDED, HOWEVER, that if such date is not a Business Day, then the Dividend Payment Date shall be the next Business Day. The Company may elect not to declare dividend payments on any Dividend Payment Date; PROVIDED, HOWEVER, that dividends

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on the Series A Preferred Stock will accrue whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Dividends will accumulate to the extent they are not paid on the Dividend Payment Date for the period to which they relate. The Company will take all actions required or permitted under applicable law to permit the payment of dividends on the Series A Preferred Stock. Arrearages of unpaid dividends ("ACCUMULATED DIVIDENDS") will not themselves bear interest or be added to the liquidation preference of the Series A Preferred Stock.

                  (b) Pursuant to the terms of the Registration Rights Agreement, if

                  (i) on or prior to February 1, 2000, a shelf registration statement (the "SHELF REGISTRATION STATEMENT") with respect to resales of the Registrable Securities has not been filed with the SEC;

                  (ii) on or prior to May 1, 2000, the Shelf Registration Statement is not declared effective; or

                  (iii) the Shelf Registration Statement has been declared effective by the SEC and such Shelf Registration Statement ceases to be effective or to be usable as contemplated by Section 2 of the Registration Rights Agreement at any time during the period in which such Shelf Registration Statement is required to be effective (each of the foregoing clauses (i) through (iii), a "REGISTRATION DEFAULT"), additional dividends ("PREFERRED STOCK LIQUIDATED DAMAGES") will accrue on the Series A Preferred Stock, from and including the date of such Registration Default to but excluding the day on which such Registration Default has been cured. In the event of each such Registration Default, the Company shall pay Preferred Stock Liquidated Damages to each holder of Series A Preferred Stock that are Transfer Restricted Securities at a rate of 0.25% per annum of the liquidation preference of such Series A Preferred Stock, which shall accrue from the date of the Registration Default to and including the 90th day following such Registration Default and increase by 0.25% per annum for each subsequent 90 day period; PROVIDED, HOWEVER, that such Preferred Stock Liquidated Damages may not accrue at any time at a rate greater than 1.00% per annum of the liquidation preference of the Series A Preferred Stock. Following the cure of all Registration Defaults, the accrual of Preferred Stock Liquidated Damages with respect to such Series A Preferred Stock shall cease (without in any way limiting the effect of any subsequent Registration Default).

                  Section 7. PAYMENT OF DIVIDENDS; MECHANICS OF PAYMENT; DIVIDEND RIGHTS PRESERVED. (a) Dividends on any share of Series A Preferred Stock which are payable, and are punctually paid or duly provided for, on any Dividend Payment Date shall be paid in arrears to the person in whose name such Series A Preferred Stock (or one or more predecessor shares of Series A Preferred Stock) is registered at the close of business on the next preceding February 1, May 1, August 1 and November 1 (each, together with any record date established for the payment of Accumulated Dividends, a "DIVIDEND RECORD DATE").

                  (b) No dividend whatsoever shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of Series A Preferred Stock with respect to any dividend period unless all dividends for all preceding dividend periods have been

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declared and paid, or declared and a sufficient sum set apart for the payment of such dividends, upon all outstanding shares of Series A Preferred Stock. Unless full cumulative dividends on all outstanding shares of Series A Preferred Stock for all past dividend periods shall have been declared and paid, or declared and a sufficient sum for the payment thereof set apart, then:

                  (i) no dividend (other than (A) with respect to Junior Shares or Parity Shares, a dividend payable solely in any Junior Shares or Parity Shares, respectively, or (B) with respect to Parity Shares, a partial dividend paid pro rata on such Parity Shares and the Series A Preferred Stock) shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any Junior Shares or Parity Shares, respectively;

                  (ii) no other distribution shall be declared or made upon, or any sum set apart for the payment of any distribution upon, any Junior Shares or Parity Shares, other than a distribution consisting solely of Junior Shares or Parity Shares, respectively;

                  (iii) no Junior Shares or Parity Shares or any warrants, rights, calls or options exercisable for or convertible into any Parity Share or Junior Share shall be purchased, redeemed or otherwise acquired (other than in exchange for other Junior Shares or Parity Shares, respectively) by the Company or any of its subsidiaries; and

                  (iv) no monies shall be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition of any Junior Shares or Parity Shares or any warrants, rights, calls or options exercisable for or convertible into any Parity Share or Junior Share by the Company or any of its subsidiaries.

                  Holders of the Series A Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends as herein described. In the event that the Company fails to pay the dividends due for an aggregate of six quarterly payments (whether or not consecutive), the holders will have the rights and remedies set forth in Section 8.

                  (c) Dividends (including Accumulated Dividends) may be paid only in cash. The Company will notify the Registrar and make a public announcement no later than the close of business on the tenth Business Day prior to the Record Date for each dividend as to whether it will pay such dividend.

                  (d) Any Accumulated Dividends on any Series A Preferred Stock may be paid by the Company in any lawful manner (which shall include the establishment of a record date not more than 45 days prior to the payment thereof) not inconsistent with the requirements of any securities exchange on which the Series A Preferred Stock may be listed, and upon such notice (which shall precede the record date by at least ten Business Days) as may be required by such exchange, if, after notice given by the Company to the Registrar of the proposed payment pursuant to this clause (d), such manner of payment shall be deemed practicable by the Registrar.

                  (e) Subject to the foregoing provisions of this Section 7, each share of Series A Preferred Stock delivered under this Certificate of Designations upon registration of transfer of or in exchange for or in lieu of any other share of Series A Preferred Stock shall carry the rights to dividends accumulated and unpaid, and to accrue, which were carried by such other share of Series A Preferred Stock.

                  (f) The holder of record of a share of Series A Preferred Stock at the close of business on a Dividend Record Date with respect to the payment of dividends on the Series A Preferred Stock will be entitled to receive such dividends with respect to such Series A Preferred Stock on the corresponding Dividend Payment Date, notwithstanding the conversion of such share after such Dividend Record Date and prior to such Dividend Payment Date. A share of Series A Preferred Stock surrendered for conversion during the period from the close of business on any Dividend Record Date to the opening of business of the corresponding Dividend Payment Date must be accompanied by a payment in cash in an amount equal to such dividend payable on such Dividend Payment Date, unless such Series A Preferred Stock has been called for redemption on a redemption date occurring during the period from the close of business on any Dividend Record Date to the close of business on the Business Day immediately following the corresponding Dividend Payment Date. The dividend payment with respect to a share of Series A Preferred Stock called for redemption on a date during the period from the close of business on any Dividend Record Date to the close of business on the Business Day immediately following the corresponding Dividend Payment Date will be payable on such Dividend Payment Date to the record holder of such share on such Dividend Record Date if such share has been converted after such Dividend Record Date and prior to such Dividend Payment Date. Notwithstanding the immediately preceding three sentences of this Section 7(f), no payment shall be owed or payable to or by any converting holder if the Board of Directors of the Company shall have elected to defer the dividend payment to be made on such Dividend Payment Date pursuant to
Section 6(a). Fractional Common Shares will not be issued upon conversion, but in lieu thereof the Company will round the applicable number of Common Shares issuable upon conversion up or down to the nearest whole number of Common Shares.

                  (g) No payment or adjustment will be made upon conversion of Series A Preferred Stock for accumulated and unpaid dividends or for dividends with respect to the Common Shares issued upon such conversion.

                  Section 8. VOTING RIGHTS. (a) Holders of Series A Preferred Stock will not be entitled to any voting rights unless (i) required by law or
(ii) the Company has not paid scheduled dividend payments for an aggregate of six quarterly payments, whether or not consecutive (a "VOTING RIGHTS TRIGGERING EVENT"). If a Voting Rights Triggering Event occurs while any Series A Preferred Stock is outstanding, the number of directors constituting the Board of Directors of the Company will be adjusted to permit the holders of the then Outstanding Series A Preferred Stock, voting separately and as a class, to elect one or, if the Board of Directors of the Company then has more than five members, two members to the Board of Directors of the Company (the "SERIES A PREFERRED STOCK DIRECTORS"), and the number of members of the Company's Board of Directors will be immediately and automatically increased by one or two, as the case may be. The voting rights set forth in the preceding sentence will continue until such time as all dividends in arrears on the Series A Preferred Stock are paid in full, at which time the term of any Series A Preferred Stock Director shall terminate. At any time after voting power to elect Directors shall have become vested and be continuing in the holders of the Series A Preferred Stock pursuant to the second preceding sentence, or if a vacancy shall exist in the offices of Series A Preferred Stock Directors, the Board of Directors may, and upon written request of the holders of record of at least 25% of the Outstanding Series A Preferred Stock addressed to the

Chairman of the Board of the Company, shall, call a special meeting of the holders of the Series A Preferred Stock for the purpose of electing the Series A Preferred Stock Directors that such holders are entitled to elect. At any meeting held for the purpose of electing Series A Preferred Stock Directors, the presence in person or by proxy of the holders of at least a majority of the Outstanding Series A Preferred Stock shall be required to constitute a quorum of such Series A Preferred Stock. Any vacancy occurring in the office of a Series A Preferred Stock Director may be filled by the remaining Series A Preferred Stock Director unless and until such vacancy shall be filled by the holders of the Series A Preferred Stock. The Series A Preferred Stock Directors shall agree, prior to their election to office, to resign upon any termination of the right of the holders of Series A Preferred Stock to vote as a class for Directors as herein provided, and upon such termination the Series A Preferred Stock Directors then in office shall forthwith resign.

                  (b) In addition to the voting rights set forth above, the approval of the holders of at least two-thirds of the then Outstanding Series A Preferred Stock voting or consenting, as the case may be, as one class, will be required for the Company to amend the Restated Certificate of Incorporation of the Company, this Certificate of Designations or the By-laws of the Company so as to affect adversely the rights, preferences, privileges or voting rights of holders of the Series A Preferred Stock or authorize the issuance of any additional shares of Series A Preferred Stock (other than shares of Series A Preferred Stock to be sold pursuant to the Purchase Agreement); PROVIDED, HOWEVER, that no such modification or amendment may, without the consent of the holders of each share of Outstanding Series A Preferred Stock affected thereby,
(i) change the due date of any dividend on any Series A Preferred Stock, or reduce the liquidation preference or redemption price thereof or the rate of dividends thereon, or change the place of payment where, or the coin or currency in which, any shares of Series A Preferred Stock or any payment thereon is payable, or impair the right to institute suit for the enforcement of any such payment, or adversely affect the rights to convert any shares of Series A Preferred Stock as provided in Section 12 or modify the provisions of this Certificate of Designations with respect to the ranking of the Series A Preferred Stock in a manner adverse to the holders, (ii) alter the voting rights with respect to the Series A Preferred Stock or reduce the percentage of the Outstanding Series A Preferred Stock the consent of whose holders is required for any such modification, or the consent of whose holders is required for any waiver of compliance with provisions of this Certificate of Designations or
(iii) modify any of the provisions of this Section 8 except to increase any such percentage or to provide that certain other provisions of this Certificate of Designations cannot be modified or waived without the consent of the holder of each share of Outstanding Series A Preferred Stock affected thereby.

                  (c) The Company will not authorize or issue any new class of Senior Shares or any obligation or security convertible or exchangeable into or evidencing a right to purchase shares of any class or series of Senior Shares, without the approval of the holders of at least two-thirds of the then Outstanding Series A Preferred Stock, voting or consenting, as the case may be, as one class.

                  (d) Except as set forth in Section 8(c) with respect to Senior Shares, neither (i) the creation, authorization or issuance of any Junior Shares, Parity Shares or Senior Shares or (ii) the increase or decrease in the amount of authorized capital stock of any class, including any preferred stock, shall require the consent of the holders of the Series A Preferred Stock or shall be deemed to affect adversely the rights, preferences, privileges, special rights or voting rights of holders of Series A Preferred Stock. Furthermore, the consent of the holders of Series A Preferred Stock will not be required for the Company to authorize, create (by way of reclassification or otherwise) or issue any Parity Shares or any obligation or security convertible or exchangeable into, or evidencing a right to purchase, shares of any class or series of Parity Shares.

                  Section 9. RANKING. (a) The Series A Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (i) senior to all Common Shares (whether issued in one or more classes) and to each other class of capital stock or series of preferred stock created after November 5, 1999 by the Company, the terms of which do not expressly provide that it ranks on a parity with the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to, together with all Common Shares (whether issued in one or more classes) of the Company, as "JUNIOR SHARES"); (ii) on a parity with the Company's Series B Preferred Stock and any additional shares of Series A Preferred Stock issued by the Company and each other class of capital stock or series of preferred stock created after November 5, 1999 by the Company, the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to as "PARITY SHARES"); and (iii) junior to each class of capital stock or series of preferred stock created after November 5, 1999 in compliance with
Section 8(c) by the Company, the terms of which expressly provide that such class or series will rank senior to the Series A Preferred Stock as to dividend rights and rights upon liquidation, winding-up and dissolution of the Company (collectively referred to as "SENIOR SHARES").

                  (b) No dividend whatsoever shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding shares of Series A Preferred Stock with respect to any dividend period unless all dividends for all preceding dividend periods have been declared and paid, or declared and a sufficient sum set apart for the payment of such dividends, upon all outstanding Senior Shares.

                  (c) In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of the Series A Preferred Stock then Outstanding shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Shares or Junior Shares by reason of their ownership thereof, an amount equal to $50 per share for each outstanding share of Series A Preferred Stock, plus, without duplication, an amount in cash equal to all accumulated and unpaid dividends (including Preferred Stock Liquidated Damages) thereon to the date fixed for liquidation, dissolution or winding-up (including an amount equal to a pro rata dividend for the period from the last Dividend Payment Date to the date fixed for liquidation, dissolution or winding-up). If upon the occurrence of such event the assets thus distributed among the holders of Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount, the entire assets of the Company legally available for distribution shall be distributed ratably based upon their respective liquidation preference, among the holders of the Series A Preferred Stock PARI PASSU with the holders of all Parity Shares. After payment of the full preferential amount (and, if applicable, an amount equal to a pro rata dividend to the holders of Outstanding Series A

Preferred Stock), such holders shall not be entitled to any further participation in any distribution of assets of the Company.

                  Section 10. REDEMPTION. (a) The Series A Preferred Stock may be redeemed, in whole or from time to time in part, at the election of the Company (the "OPTIONAL REDEMPTION"), at any time commencing on or after November 18, 2004, at a redemption price equal to the percentage of the liquidation preference set forth below plus accumulated and unpaid dividends (including an amount equal to a prorated dividend for any partial dividend period) and Preferred Stock Liquidated Damages, if any, to the date of redemption (the "OPTIONAL REDEMPTION DATE"), if redeemed during the 12-month period commencing on November 18 of the year set forth below:

                  Date                           Percentage
                  ----                           ----------
                  2004                             104.13%
                  2005                             103.30%
                  2006                             102.48%
                  2007                             101.65%
                  2008                             100.83%
                  2009 and thereafter              100.00%


                  (b) The Series A Preferred Stock shall not be subject to any mandatory redemption.

                  (c) The Company may only make payments in respect of the liquidation preference due on the Series A Preferred Stock on the Optional Redemption Date in cash.

                  (d) No Optional Redemption may be authorized or made unless, prior to giving the applicable redemption notice, all accumulated and unpaid dividends for periods ended prior to the date of such redemption notice shall have been paid in cash.

                  (e) In the event of a redemption of fewer than all the shares of Series A Preferred Stock, the Series A Preferred Stock will be chosen for redemption by the Registrar from the Outstanding Series A Preferred Stock not previously called for redemption, pro rata or by lot or by such other method as the Registrar shall deem fair and appropriate, PROVIDED that the Company may redeem (an "ODD-LOT REDEMPTION") all shares held by holders of fewer than 100 shares of Series A Preferred Stock (or by holders that would hold fewer than 100 shares of Series A Preferred Stock following such redemption) prior to its redemption of other shares of Series A Preferred Stock. If fewer than all the shares of Series A Preferred Stock represented by any share certificate are to be so redeemed, (i) the Company shall issue a new certificate for the shares not redeemed and (ii) if any shares represented thereby are converted before termination of the conversion right with respect to such shares, such converted shares shall be deemed (so far as may be) to be the shares represented by such share certificate that was selected for redemption. Series A Preferred Stock which has been converted during a selection of Series A Preferred Stock to be redeemed shall be treated by the Registrar as outstanding for the purpose of such selection but not for the purpose of the payment of the Redemption Price.

                  (f) In the event the Company elects to effect an Optional Redemption, the Company shall (i) make a public announcement of the redemption and (ii) give a redemption notice (the "REDEMPTION NOTICE") to the holders not fewer than 30 days nor more than 60 days before the redemption date (the "REDEMPTION DATE"). Whenever a Redemption Notice is required to be delivered to the holders, such Redemption Notice shall provide the information set forth below and be given by first class mail, postage prepaid to each holder of Series A Preferred Stock to be redeemed, at such holder's address appearing in the Series A Preferred Stock Register. All Redemption Notices shall identify the Series A Preferred Stock to be redeemed (including CUSIP number) and shall state:

                  (i) the Redemption Date;

                  (ii) the redemption price (the "REDEMPTION PRICE");

                  (iii) if fewer than all the outstanding shares of Series A Preferred Stock are to be redeemed, the identification (and, in the case of partial redemption, the certificate number, the total number of shares represented thereby and the number of such shares being redeemed on the Redemption Date) of the particular shares of Series A Preferred Stock to be redeemed;

                  (iv) that on the Redemption Date the Redemption Price, together with (subject to Section 10(j)) dividends accumulated and unpaid to the Redemption Date (including an amount equal to a prorated dividend for any partial dividend period), will become due and payable upon each such shares of Series A Preferred Stock to be redeemed and that dividends thereon will cease to accrue on and after said date;

                  (v) the conversion price, the date on which the right to convert Series A Preferred Stock to be redeemed will terminate and the place or places where such Series A Preferred Stock may be surrendered for conversion; and

                  (vi) the place or places where such Series A Preferred Stock is to be surrendered for payment of the Redemption Price.

                  The Redemption Notice shall be given by the Company or, at the Company's request, by the Registrar in the name and at the expense of the Company; PROVIDED that if the Company so requests, it shall provide the Registrar adequate time, as reasonably determined by the Registrar, to deliver such notices in a timely fashion.

                  (g) Prior to any Redemption Date, the Company shall deposit with the Registrar or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) an amount of consideration sufficient to pay the Redemption Price of and (except to the extent payable to a holder of Series A Preferred Stock on a Dividend Record Date prior to the Redemption Date) accrued but unpaid dividends (including an amount equal to a prorated dividend for any partial dividend period) on all shares of Series A Preferred Stock which are to be redeemed on that date other than any Series A Preferred Stock called for redemption on that date which have been converted into Common Shares prior to the date of such deposit. If any shares of Series A Preferred Stock called for redemption are converted, any consideration deposited with the Registrar or with any Paying Agent or so segregated and held in trust for the redemption of such shares of Series A Preferred Stock shall (subject to any right of the holder of such Series A Preferred Stock or any predecessor Series A Preferred Stock to receive accrued but unpaid dividends thereon as provided in Section 7(f)) be paid or delivered to the Company upon Company Order or, if then held by the Company, shall be discharged from such trust.

                  (h) Notice of redemption having been given as aforesaid, the Series A Preferred Stock so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued but unpaid dividends) dividends on such Series A Preferred Stock shall cease to accrue and such shares shall cease to be convertible into Common Shares. Upon surrender of any such Series A Preferred Stock for redemption in accordance with said notice, such Series A Preferred Stock shall be redeemed, subject to Section 7(f), by the Company at the Redemption Price, together with (except to the extent payable to a holder of Series A Preferred Stock on a Dividend Record Date prior to the Redemption Date) accrued but unpaid dividends and Preferred Stock Liquidated Damages, if any, to the Redemption Date. If any shares of Series A Preferred Stock called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price thereof, exclusive of accrued but unpaid dividends, shall, until paid, bear interest from the Redemption Date at the dividend rate payable on the Series A Preferred Stock.

                  (i) Any certificate that represents more than one share of Series A Preferred Stock and is to be redeemed only in part shall be surrendered at any office or agency of the Company designated for that purpose (with, if the Company or the Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Registrar shall countersign and deliver to the holder of such share of Series A Preferred Stock without service charge, a new Series A Preferred Stock certificate or certificates, representing any number of Series A Preferred Stock as requested by such holder, in aggregate amount equal to and in exchange for the number of shares not redeemed and represented by the Series A Preferred Stock certificate so surrendered.

                  (j) If a share of Series A Preferred Stock is redeemed subsequent to a Dividend Record Date with respect to any Dividend Payment Date specified above and on or prior to such Dividend Payment Date, then any accumulated but unpaid dividends will be paid to the person in whose name such Series A Preferred Stock is registered at the close of business on such Dividend Record Date.

                  Section 11. METHOD OF PAYMENTS. The Company may only make payments due on the Series A Preferred Stock, including dividend payments (including Preferred Stock Liquidated Damages) and redemption payments, in cash.

                  Section 12. CONVERSION. (a) Subject to and upon compliance with the provisions of this Certificate of Designations, at the option of the holder thereof, any share of Series A Preferred Stock may be converted at any time at the liquidation preference thereof into fully paid and nonassessable Common Shares (calculated as to each conversion to the nearest 1/100 of a share), at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. In case shares of Series A Preferred Stock are called for redemption, such conversion right in respect of the shares of Series A Preferred Stock so called shall expire at the close of business on the Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

                  The price at which Common Shares shall be delivered upon conversion (herein called the "CONVERSION PRICE") shall be initially $3.675 per Common Share. The Conversion Price shall be adjusted in certain instances as provided in Section 12(d) and Section 12(e).

                  (b) In order to exercise the conversion privilege, the holder of any share of Series A Preferred Stock to be converted shall surrender the certificate for such share, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose, accompanied by written notice to the Company at such office or agency that the holder elects to convert such share or, if fewer than all the shares of Series A Preferred Stock represented by a single share certificate are to be converted, the number of shares represented thereby to be converted. Except as provided in
Section 7(f), no payment or adjustment shall be made upon any conversion on account of any dividends accrued on the Series A Preferred Stock surrendered for conversion or on account of any dividends on the Common Shares issued upon conversion. In no event shall the Company be obligated to pay any converting holder any unpaid Accumulated Dividends upon conversion.

                  Series A Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the holders of such shares as holders shall cease, and the person or persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Shares at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full Common Shares issuable upon conversion as provided in Section 12(c).

                  In the case of any conversion of fewer than all the Series A Preferred Stock evidenced by a certificate, upon such conversion the Company shall execute and the Registrar shall countersign and deliver to the holder thereof, at the expense of the Company, a new certificate or certificates representing the number of unconverted shares of Series A Preferred Stock.

                  (c) No fractional Common Shares shall be issued upon the conversion of shares of Series A Preferred Stock. If more than one share certificate of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full Common Shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional Common Share which would otherwise be issuable upon conversion of any Series A Preferred Stock, the Company shall round the applicable number of Common Shares issuable upon conversion up or down to the nearest whole number of Common Shares.

                  (d) The Conversion Price shall be adjusted from time to time by the Company as follows:

                  (i) if the Company shall hereafter pay a dividend or make a distribution to holders of the outstanding Common Shares in Common Shares, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of Common

         Shares outstanding at the close of business on the Common Share Record Date (as defined in Section 12(d)(vii)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Common Share Record Date. If any dividend or distribution of the type described in this Section 12(d)(i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared;

                  (ii) if the Company shall offer or issue rights or warrants to holders of its outstanding Common Shares entitling them to subscribe for or purchase Common Shares at a price per share less than the Current Market Price (as defined in Section 12(d)(vii)) on the Common Share Record Date fixed for the determination of shareholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Common Share Record Date by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the Common Share Record Date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares subject to such rights or warrants would purchase at such Current Market Price and of which the denominator shall be the number of Common Shares outstanding at the close of business on the Common Share Record Date plus the total number of additional Common Shares subject to such rights or warrants for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Common Share Record Date fixed for determination of shareholders entitled to purchase or receive such rights or warrants. To the extent that Common Shares are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of Common Shares actually delivered. If such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Shares at less than such Current Market Price, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received for such rights or warrants, with the value of such consideration, if other than cash, to be determined by the Board of Directors;

                  (iii) if the outstanding Common Shares shall be subdivided into a greater number of Common Shares, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding Common Shares shall be combined into a smaller number of Common Shares, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective;

                  (iv) if the Company shall, by dividend or otherwise, distribute to holders of its Common Shares any class of capital stock of the Company (other than any dividends or distributions to which Section 12(d)(i) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants of a type referred to in Section 12(d)(ii) and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 12(e) applies) (the foregoing hereinafter in this Section 12(d)(iv) called the "DISTRIBUTED SECURITIES"), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Common Share Record Date (as defined in Section 12(d)(vii)) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in Section 12(d)(vii)) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) on such date of the portion of the Distributed Securities so distributed applicable to one Common Share and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Common Share Record Date; PROVIDED, HOWEVER, that, in the event the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one Common Share is equal to or greater than the Current Market Price on the Common Share Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Series A Preferred Stock shall have the right to receive upon conversion of a share of Series A Preferred Stock (or any portion thereof) the amount of Distributed Securities such holder would have received had such holder converted such share of Series A Preferred Stock (or portion thereof) immediately prior to such Common Share Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 12(d)(iv) by reference to the actual or when issued trading market for any securities constituting all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to Section 12(d)(vii) to the extent possible.

                  Rights or warrants distributed by the Company to holders of Common Shares entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("DILUTION TRIGGER EVENT"):
         (A) are deemed to be transferred with such Common Shares; (B) are not exercisable; and (C) are also issued in respect of future issuances of Common Shares, shall be deemed not to have been distributed for purposes of this Section 12(d)(iv) (and no adjustment to the Conversion Price under this Section 12(d)(iv) shall be required) until the occurrence of the earliest Dilution Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment to the Conversion Price under this Section 12(d)(iv) shall be made. If any such rights or warrants, including any such existing rights or warrants distributed prior to the first issuance of Series A Preferred Stock, are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants, without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Dilution Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 12(d) was made,
         (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Dilution Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Shares as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

                  Notwithstanding any other provision of this Section 12(d)(iv) to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any shareholder rights plan) shall be deemed not to have been distributed for purposes of this Section 12(d)(iv) if the Company makes proper provision so that each holder of Series A Preferred Stock who converts a share of Series A Preferred Stock (or any portion thereof) after the date fixed for determination of shareholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the Common Shares issuable upon such conversion, the amount and kind of such distributions that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, converted such share of Series A Preferred Stock into a Common Share.

                  For purposes of this Section 12(d)(iv) and Sections 12(d)(i) and (ii), any dividend or distribution to which this Section 12(d)(iv) is applicable that also includes Common Shares, or rights or warrants to subscribe for or purchase Common Shares to which Section 12(d)(ii) applies (or both), shall be deemed instead to be (A) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such Common Shares or rights or warrants to which Section 12(d)(ii) applies (and any Conversion Price reduction required by this Section 12(d)(iv) with respect to such dividend or distribution shall then be made) immediately followed by (B) a dividend or distribution of such Common Shares or such rights or warrants (and any further Conversion Price reduction required by Sections 12(d)(i) or 12(d)(ii) with respect to such dividend or distribution shall then be made), except that (1) the Common Share Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the Common Share Record Date fixed for such determination" and "the Common Share Record Date" within the meaning of Section 12(d)(i) and as "the date fixed for the determination of shareholders entitled to receive such rights or warrants", "the Common Share Record Date fixed for the determination of the shareholders entitled to receive such rights or warrants" and "such Common Share Record Date" for purposes of Section 12(d)(ii), and (2) any Common Shares included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" for the purposes of Section 12(d)(i).

                  (v) If the Company shall, by dividend or otherwise, distribute to holders of its Common Shares cash (excluding any cash that is distributed upon a merger or consolidation to which Section 12(e) applies or as part of a distribution referred to in Section 12(d)(iv)) in an aggregate amount that, combined together with (A) the aggregate amount of any other such distributions to holders of its Common Shares made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 12(d)(v) has been made, and (B) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender or exchange offer by the Company or any subsidiary of the Company for all or any portion of the Common Shares concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 12(d)(vi) has been made, exceeds 15% of the product of the Current Market Price (determined as provided in Section 12(d)(vii)) on the Common Share Record Date with respect to such distribution times the number of Common Shares outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Common Share Record Date by a fraction (1) the numerator of which shall be equal to the Current Market Price on the Common Share Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 15% and (y) the number of Common Shares outstanding on the Common Share Record Date and (2) the denominator of which shall be equal to the Current Market Price on such Common Share Record Date; PROVIDED, HOWEVER, that, if the portion of the cash so distributed applicable to one Common Share is equal to or greater than the Current Market Price of the Common Shares on the Common Share Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Series A Preferred Stock shall have the right to receive upon conversion of a share of Series A Preferred Stock (or any portion thereof) the amount of cash such holder would have received had such holder converted such share of Series A Preferred Stock (or portion thereof) immediately prior to such Common Share Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (vi) if a tender or exchange offer made by the Company or any of its subsidiaries for all or any portion of the Common Shares expires and such tender or exchange offer (as amended upon the expiration thereof) requires the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with (A) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Shares expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to this
         Section 12(d)(vi) has been made and (B) the aggregate amount of any distributions to all holders of the Common Shares made exclusively in cash within 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to
         Section 12(d)(v) has been made, exceeds 15% of the product of the Current Market Price (determined as provided in Section 12(d)(vii)) as of the last time (the "EXPIRATION TIME") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of Common Shares outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of Common Shares outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Shares on the trading day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of Common Shares outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the Common Shares on the trading day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made. If the application of this Section 12(d)(vi) to any tender or exchange offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 12(d)(vi).

                  (vii) For purposes of this Section 12(d), the following terms shall have the meaning indicated:

                           "COMMON SHARE RECORD DATE" shall mean, with respect
                  to any dividend, distribution or other transaction or event in which the holders of Common Shares have the right to receive any cash, securities or other property or in which the Common Shares (or other applicable security) are exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                           "CURRENT MARKET PRICE" means the Average Market
                  Value; PROVIDED, HOWEVER, that (A) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12(d)(i), (ii), (iii), (iv), (v) or (vi) occurs during the applicable 10 trading day measurement period, the Current Market Value for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such Current Market Value by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (B) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to
                  Section 12(d)(i), (ii), (iii), (iv), (v) or (vi) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Current Market Value for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying the Current Market Value on such day by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event and (C) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (A) or (B) of this proviso, the Current Market Value for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 12(d)(iv) or (v), whose determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one Common Share as of the close of business on the day before such "ex" date. For purposes of any computation under Section 12(d)(vi), the Current Market Price on any date shall be deemed to be the arithmetic average of the Current Market Value for such day and the next two succeeding trading days; PROVIDED, HOWEVER, that, if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12(d)(i), (ii), (iii), (iv), (v) or (vi) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Current Market Value for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such Current Market Value by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date (1) when used with respect to any issuance or distribution, means the first date on which the Common Shares trade regular way on the relevant exchange or in the relevant market from which the Current Market Value was obtained without the right to receive such issuance or distribution,
                  (2) when used with respect to any subdivision or combination of Common Shares, means the first date on which the Common Shares trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective and (3) when used with respect to any tender or exchange offer means the first date on which the Common Shares trade regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 12(d), such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this
                  Section 12(d) and to avoid unjust or inequitable results, as determined in good faith by the Board of Directors.

                           "FAIR MARKET VALUE" shall mean the amount which a
                  willing buyer would pay a willing seller in an arm's-length transaction.

                  (viii) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 12(d)(viii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 12 shall be made by the Company and shall be made to the nearest cent. No adjustment need be made for a change in the par value or no par value of the Common Shares.

                  (ix) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Registrar an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each holder of Series A Preferred Stock at such holder's last address appearing on the register of holders maintained for that purpose within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                  (x) In any case in which this Section 12(d) provides that an adjustment shall become effective immediately after a Common Share Record Date for an event, the Company may defer until the occurrence of such event issuing to the holder of any share of Series A Preferred Stock converted after such Common Share Record Date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment.

                  (xi) For purposes of this Section 12(d), the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not pay any dividend or make any distribution on Common Shares held in the treasury of the Company.

                  (e) Subject to Sections 13 and 15, in case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any merger of another corporation into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancelation of outstanding shares of Common Shares of the Company), or in case of any sale, conveyance or transfer of all or substantially all the assets of the Company, the holder of each share of Series A Preferred Stock then outstanding shall have the right thereafter to convert such Series A Preferred Stock only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by a holder of the number of shares of Common Shares of the Company into which such Series A Preferred Stock might have been converted immediately prior to such consolidation, merger, conveyance or transfer, assuming such holder of Common Shares of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer (PROVIDED that, if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer is not the same for each Common Share of the Company in respect of which such rights of election shall not have been exercised ("NONELECTING SHARE"), then for the purpose of this Section 12 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such securities shall provide for adjustments which, for events subsequent to the effective date of the triggering event, shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 12. The above provisions of this Section 12 shall similarly apply to successive consolidations, mergers, conveyances or transfers.

                  (f) In case:

                  (i) the Company shall declare a dividend (or any other distribution) on its Common Shares payable otherwise than in cash out of its earned surplus; or

                  (ii) the Company shall authorize the granting to all holders of its Common Shares of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                  (iii) of any reclassification of the Common Shares of the Company (other than a subdivision or combination of its outstanding Common Shares), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, conveyance or transfer of all or substantially all the assets of the Company; or

                  (iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then the Company shall cause to be filed with the Registrar and at each office or agency maintained for the purpose of conversion of Series A Preferred Stock, and shall cause to be mailed to all holders at their last addresses as they shall appear in the Series A Preferred Stock Register, at least 20 Business Days (or 10 Business Days in any case specified in clause (i) or (ii) above) prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give the notice required by this Section 12(f) or any defect therein shall not affect the legality or validity of any dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up, or the vote upon any such action.

                  (g) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Shares, for the purpose of effecting the conversion of Series A Preferred Stock, the full number of Common Shares then issuable upon the conversion of all outstanding shares of Series A Preferred Stock.

                  (h) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of Common Shares on conversion of Series A Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Shares in a name other than that of the holder of the Series A Preferred Stock or Series A Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid or is not payable.

                  Section 13. CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER. Without the vote or consent of the holders of a majority of the then Outstanding Series A Preferred Stock, the Company may not consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, any person unless (a) the entity formed by such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (in any such case, the "RESULTING ENTITY") is a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia; (b) if the Company is not the resulting entity, the Series A Preferred Stock is converted into or exchanged for and becomes shares of such resulting entity, having in respect of such resulting entity the same (or more favorable) powers, preferences and relative, participating, optional or other special rights that the Series A Preferred Stock had immediately prior to such transaction; (c) immediately after giving effect to such transaction, no Voting Rights Triggering Event has occurred and is continuing; and (d) the Company shall have delivered to the Registrar an Officers' Certificate and an opinion of counsel, each stating that such consolidation, merger, conveyance or transfer complies with this Section 13 and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  Section 14. SEC REPORTS; REPORTS BY COMPANY. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with, or furnish to, the SEC such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and reports to be so filed at the times specified for the filing of such information, documents and reports under such Sections (the "REQUIRED FILING TIMES"); PROVIDED, HOWEVER, that the Company shall not be so obligated to file such information, documents and reports with the SEC if the Commission does not permit such filings. The Company shall also in any event (a) within 15 days of each Required Filing Time, provide the Transfer Agent and the holders of the Series A Preferred Stock with copies of such information, documents and reports and (b) if the SEC does not permit the filing of such information, documents and reports, promptly upon written request supply copies of such information, documents and reports to any prospective holder of the Series A Preferred Stock.

                  Section 15. FUNDAMENTAL CHANGE CONVERSION PRICE ADJUSTMENT. Notwithstanding anything herein to the contrary, but not in addition to the adjustments to the Conversion Price set forth in Section 12, if the Company makes an announcement of the occurrence of a Fundamental Change, the Conversion Price shall be adjusted to equal the Fundamental Change Average Market Price; PROVIDED, HOWEVER, that if the application of this Section 15 would result in an increase to the Conversion Price, no adjustment shall be made to the Conversion Price pursuant to this Section 15.

                  "FUNDAMENTAL CHANGE" means the occurrence of any transaction or event in connection with which all or substantially all of the outstanding Common Shares shall be exchanged for, converted into, acquired for or constitute the right to receive stock, securities, other property or assets (including cash) of another entity or person (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise).

                  "FUNDAMENTAL CHANGE AVERAGE MARKET PRICE" of the Common Shares means the Average Market Value as of the closing of the Fundamental Change.

                  Section 16. DEFINITIONS. For purposes of this Certificate of Designations, the following terms shall have the meaning set forth below:

                  "ACCUMULATED DIVIDENDS" has the meaning set forth in
Section 6(a).

                  "AGENT MEMBERS" has the meaning set forth in Section 4(c).

                  "AVERAGE MARKET VALUE" of the Common Shares means the arithmetic average of the Current Market Value of the Common Shares for the ten trading days ending on the fifth trading prior to, unless otherwise indicated, the date of the event requiring such calculation.

                  "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in

The City of New York are authorized or obligated by law or executive order to be closed.

                  "CLOSING DATE" means any Closing Date under the Purchase Agreement.

                  "COMMON SHARE RECORD DATE" has the meaning set forth in
Section 12(d)(vii).

                  "COMMON SHARE LEGEND" has the meaning set forth in
Section 5(h).

                  "COMMON SHARES" means shares of common stock of the Company, par value $0.50 per share.

                  "COMPANY" has the meaning set forth in the Recitals.

                  "COMPANY ORDER" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

                  "CONVERSION AGENT" has the meaning set forth in Section
5(a).

                  "CONVERSION PRICE" has the meaning set forth in
Section 12(a).

                  "CURRENT MARKET VALUE" of the Common Shares means for any day
(i) the volume weighted average price, as quoted in Bloomberg Financial Markets or any successor thereto, and if no such service shall exist, a similar generally accepted service in the United States, or (ii) the average of the high and low sale prices of the Common Shares (determined from the opening of trading to the closing of trading on the applicable securities exchange), if reported on any national securities exchange in the United States upon which the Common Shares are then listed.

                  "CURRENT MARKET PRICE" has the meaning set forth in
Section 12(d)(vii).

                  "DEFINITIVE RESTRICTED SHARES LEGEND" has the meaning set forth in Section 4(d).

                  "DEFINITIVE SERIES A PREFERRED STOCK" has the meaning set forth in Section 4(d).

                  "DEPOSITARY" has the meaning set forth in Section 4(b).

                  "DILUTION TRIGGER EVENT" has the meaning set forth in
Section 12(d)(iv).

                  "DISTRIBUTED SECURITIES" has the meaning set forth in
Section 12(d)(iv).

                  "DIVIDEND PAYMENT DATE" means each February 15, May 15, August 15 and November 15; PROVIDED, HOWEVER, that if such date shall not be a Business Day, then such date shall be the next Business Day.

                  "DIVIDEND RECORD DATE" has the meaning set forth in
Section 7(a).

                  "DTC" has the meaning set forth in Section 4(b).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXPIRATION TIME" has the meaning set forth in
Section 12(d)(vi).

                  "FAIR MARKET VALUE" has the meaning set forth in
Section 12(d)(vii).

                  "FUNDAMENTAL CHANGE" has the meaning set forth in
Section 15.

                  "FUNDAMENTAL CHANGE AVERAGE MARKET PRICE" has the meaning set forth in Section 15.

                  "GLOBAL RESTRICTED SHARES LEGEND" has the meaning set forth in Section 4(b).

                  "GLOBAL SERIES A PREFERRED SHARE" has the meaning set forth in Section 4(b).

                  "GLOBAL SHARES LEGEND" has the meaning set forth in
Section 4(b).

                  "INITIAL PURCHASERS" means Morgan Stanley & Co. Incorporated and Credit Suisse First Boston Corporation.

                  "JUNIOR SHARES" has the meaning set forth in Section 9(a).

                  "NONELECTING SHARE" has the meaning set forth in
Section 12(e).

                  "NOTICE DATE" has the meaning set forth in Section 10(a).

                  "ODD-LOT REDEMPTION" has the meaning set forth in
Section 10(e).

                  "OFFICERS' CERTIFICATE" means a certificate of the Company signed in the name of the Company by its Chairman of the Board, its President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

                  "OPTIONAL REDEMPTION" has the meaning set forth in
Section 10(a).

                  "OPTIONAL REDEMPTION DATE" has the meaning set forth in
Section 10(a).

                  "OUTSTANDING" means when used with respect to Series A Preferred Stock means, as of the date of determination, all shares of Series A Preferred Stock theretofore authenticated and delivered under this Certificate of Designations, except (a) Series A Preferred Stock theretofore converted into Common Shares in accordance with Section 12 and Series A Preferred Stock theretofore canceled by the Registrar or delivered to the Registrar for cancelation; (b) Series A Preferred Stock for whose payment or redemption money in the necessary amount has been theretofore deposited with the Registrar or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the holders of such Series A Preferred Stock; PROVIDED that, if such

Series A Preferred Stock is to be redeemed, notice of such redemption has been duly given pursuant to this Certificate of Designations or provision therefor satisfactory to the Registrar has been made; and (c) shares of Series A Preferred Stock (x) that are mutilated, destroyed, lost or stolen which the Company has decided to pay or (y) in exchange for or in lieu of which other shares of Series A Preferred Stock have been authenticated and delivered pursuant to this Certificate of Designations; PROVIDED, HOWEVER, that, in determining whether the holders of Series A Preferred Stock have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Series A Preferred Stock owned by the Company or any other obligor upon the Series A Preferred Stock or any affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Registrar shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Series A Preferred Stock which the Registrar has actual knowledge of being so owned shall be so disregarded.

                  "PARITY SHARES" has the meaning set forth in Section 9(a).

                  "PAYING AGENT" has the meaning set forth in Section 5(a).

                  "PREFERRED STOCK LIQUIDATED DAMAGES" has the meaning set forth in Section 6(b).

                  "PURCHASE AGREEMENT" means the Purchase Agreement dated November 2, 1999, among the Company and the Initial Purchasers.

                  "PURCHASED SHARES" has the meaning set forth in
Section 12(d)(vi).

                  "QIBs" has the meaning set forth in Section 4(a).

                  "REDEMPTION DATE" has the meaning set forth in
Section 10(f).

                  "REDEMPTION NOTICE" has the meaning set forth in
Section 10(f).

                  "REDEMPTION PRICE" has the meaning set forth in Section
10(f).

                  "REGISTRAR" has the meaning set forth in Section 3.

                  "REGISTRABLE SECURITIES" has the meaning set forth in
Section 5(c).

                  "REGISTRATION DEFAULT" has the meaning set forth in
Section 6(b).

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of November 2, 1999, among the Company and the Initial Purchasers.

                  "REQUIRED FILING TIMES" has the meaning set forth in
Section 14.

                  "REGULATION S" has the meaning set forth in Section 4(a).

                  "RESULTING ENTITY" has the meaning set forth in Section 13.

                  "RULE 144A" has the meaning set forth in Section 4(a).

                  "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the adoption of this Schedule such commission is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

                  "SECURITIES ACT" has the meaning set forth in Section 4(a).

                  "SENIOR SHARES" has the meaning set forth in Section 9(a).

                  "SERIES A PREFERRED STOCK" has the meaning set forth in
Section 1.

                  "SERIES A PREFERRED STOCK DIRECTORS" has the meaning set forth in Section 8(a).

                  "SHELF REGISTRATION STATEMENT" means the shelf registration statement in respect of the Registrable Securities required pursuant to the Registration Rights Agreement to be filed with the SEC with respect to resales of the Registrable Securities.

                  "TRANSFER RESTRICTED SECURITIES" means each Registrable Security until the later of (A) the second anniversary of the last Closing Date pursuant to the Purchase Agreement and (B) such time as (1) such Registrable Security shall no longer constitute a restricted security for purposes of Rule 144(k) of the Securities Act or (2) such Registrable Security has been sold pursuant to the Shelf Registration Statement.

                  "VOTING RIGHTS TRIGGERING EVENT" has the meaning set forth in Section 8(a).

                  IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be duly executed by Mr. Glenn J. Moran, Senior Vice President, General Counsel and Secretary of the Company, and attested by Mr. Hal C. Hedrick, Jr., Assistant Secretary of the Company, this 5th day of November, 1999.

                                           THE LTV CORPORATION

                                           by:  ________________________
                                                Name:
                                                Title:




ATTEST:

by:   ______________________
      Name:
      Title:

                                                                       EXHIBIT A


                                FACE OF SECURITY

[GLOBAL SHARES LEGEND (include if Security is issued as a global certificate):
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OF PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE PREFERRED STOCK SCHEDULE REFERRED TO BELOW.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

[GLOBAL RESTRICTED SHARES LEGEND (include if Security is not registered under the Securities Act of 1933): "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE

UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES
ACT."]

[DEFINITIVE RESTRICTED SHARES LEGEND (include if Security is not registered under the Securities Act of 1933):

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT."]

Number: ____                                                       ____ Shares

                                                               144A CUSIP NO.:
                                                              Reg S CUSIP NO.:
                                                                IAI CUSIP NO.:


             8 1/4% SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                       OF

                               THE LTV CORPORATION


                  THE LTV CORPORATION, a Delaware corporation (the "Company"), hereby certifies that [HOLDER] (the "Holder") is the registered owner of fully paid and non-assessable preferred stock of the Company designated as the Series A Preferred Stock, par value $1.00 and liquidation preference $50.00 per share (the "Series A Preferred Stock"). The shares of Series A Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series A Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designations of the Company dated November 5, 1999, as the same may be amended from time to time in accordance with its terms (the "Certificate of Designations"). Capitalized terms used herein but not defined shall have the meaning given them in the Certificate of Designations. The Company will provide a copy of the Certificate of Designations to a Holder without charge upon written request to the Company at its principal place of business.

                  Reference is hereby made to select provisions of the Series A Preferred Stock set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

                  Unless the Transfer Agent's valid countersignature appears hereon, the shares of Series A Preferred Stock evidenced hereby shall not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has executed this certificate as of the date set forth below.


                                    THE LTV CORPORATION


                                    By:________________________
                                    Name:
                                         Title:

[Seal]

                                    By:________________________
                                    Name:
                                    Title:


                                    Dated:


COUNTERSIGNED AND REGISTERED


CHASEMELLON SHAREHOLDER
SERVICES L.L.C.,
as Transfer Agent,


By:______________________
   Authorized Signatory

Dated:

                               REVERSE OF SECURITY

                               THE LTV CORPORATION

             8 1/4% Series A Cumulative Convertible Preferred Stock

                  Dividends on each share of Series A Preferred Stock shall be payable in cash at a rate per annum set forth on the face hereof or as provided in the Certificate of Designations (including Preferred Stock Liquidated Damages).

                  The shares of Series A Preferred Stock shall be redeemable as provided in the Certificate of Designations. The shares of Series A Preferred Stock shall be convertible into the Company's Common Stock in the manner and according to the terms set forth in the Certificate of Designations.

                  The Company shall furnish to any Holder upon request and without charge, a full summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Company so far as they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the class and series of shares of the Company.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series A Preferred Stock evidenced hereby to:

______________________________________________________________________

______________________________________________________________________

(Insert assignee's social security or tax identification number)

______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
____________________________

(Insert address and zip code of assignee)

and irrevocably appoints:

_________________________________________________________

agent to transfer the shares of Series A Preferred Stock evidenced hereby on the books of the Transfer Agent and Registrar. The agent may substitute another to act for him or her.

Date:____________________________________
Signature: ______________________________
(Sign exactly as your name appears on the other side of this Series A Preferred Stock Certificate)

Signature Guarantee:______________________________*


--------
         *Signature must be guaranteed by an "eligible guarantor institution" (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

                              NOTICE OF CONVERSION


                    (To be Executed by the Registered Holder
                in order to Convert the Series A Preferred Stock)


The undersigned hereby irrevocably elects to convert (the "Conversion") _________ shares of 8 1/4% Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") into shares of common stock, par value $0.50 per share ("Common Stock"), of The LTV Corporation (the "Company") according to the conditions of the Certificate of Designations establishing the terms of the Series A Preferred Stock (the "Certificate of Designations"), as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of each stock certificate representing the shares to be converted is attached hereto (or evidence of loss, theft or destruction thereof).*

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series A Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933 (the "Act"), or pursuant to any exemption from registration under the Act.

Any holder, upon the exercise of its conversion rights in accordance with the terms of the Certificate of Designations and the Series A Preferred Stock, agrees to be bound by the terms of the Registration Rights Agreement.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designations.

                         Date of Conversion:_________________________

                         Applicable Conversion Price:________________

                         Number of shares of Series A
                         Preferred Stock to be Converted:____________

                         Number of shares of
                         Common Stock to be Issued:__________________

                         Signature:__________________________________

                         Name:_______________________________________

                         Address:**__________________________________

                         Fax No.:____________________________________


*The Company is not required to issue shares of Common Stock to a person holding Definitive Series A Preferred Shares until the original stock certificates representing such Series A Preferred Stock (or evidence of loss, theft or destruction thereof) to be converted are received by the Company or its Transfer Agent. The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three business days following receipt of the original stock certificates representing such Series A Preferred Stock to be converted.

**Address where shares of Common Stock and any other payments or certificates shall be sent by the Company.

[Global Share Schedule: (include if Security is issued as a global certificate)]

                                                                      SCHEDULE A


                    SCHEDULE OF EXCHANGES FOR GLOBAL SECURITY

                  The initial number of shares of Series A Preferred Stock represented by this Global Series A Preferred Share shall be _______. The following exchanges of a part of this Global Series A Preferred Share have been made:


                                                    Number of
                                                     shares
                   Amount of        Amount of      represented
                  decrease in      increase in       by this
                   number of        number of        Global
                    shares           shares         Series A
                  represented      represented      Preferred
                    by this          by this          Share
                    Global           Global         following     Signature of
                   Series A         Series A          such         authorized
    Date of        Preferred        Preferred      decrease or     officer of
    Exchange         Share            Share         increase        Registrar
    --------         -----            -----         --------        ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT B


                         FORM OF CERTIFICATE OF TRANSFER

                    (Transfers pursuant to section 5(b)(ii),
             section 5(b)(iii), section 5(b)(iv) or section 5(b)(v)
                       of the Certificate of Designations)


ChaseMellon Shareholder Services L.L.C., as Transfer Agent
85 Challenger Road
Overpeck Center
Ridgefield, NJ 07660


Att:

Re:      The LTV Corporation
                  8 1/4% Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock")

                  Reference is hereby made to the Certificate of Designations relating to the Series A Preferred Stock dated November 5, 1999 (the "Certificate of Designations"). Capitalized terms used but not defined herein shall have the meanings given them in the Certificate of Designations.

                  This letter relates to __________ shares of Series A Preferred Stock (the "Securities") which are held in the form of a [Definitive] [Global] Series A Preferred Share (CUSIP No. __) [with the Depositary]** in the name of [name of transferor] (the "Transferor") to effect the transfer of the Securities.

                  In connection with such request, and in respect of Securities, the Transferor does hereby certify that the Securities are being transferred (i) in accordance with applicable securities laws of any state of the United States or any other jurisdiction and (ii) in accordance with their terms:

CHECK ONE BOX BELOW:

         (1)    [ ]        to a transferee that the Transferor reasonably
                           believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act purchasing for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A;

         (2)    [ ]        to a transferee that the Transferor reasonably
                           believes is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring such Securities for investment purposes and not for distribution and is acquiring the Series A Preferred Stock for its own account or for one or more accounts as to which the transferee exercises sole investment discretion;

         (3)    [ ]        outside the United States in a transaction
                           complying with Rule 904 of Regulation S under the
                           Securities
                           Act;
--------
   ** Insert, if appropriate.

         (4)    [ ]        pursuant to an exemption from registration under
                           the Securities Act provided by Rule 144 thereunder
                           (if available); or

         (5)    [ ]        in accordance with another exemption from the
                           registration requirements of the Securities Act
                           (based upon an opinion of counsel if the Company so requests).



                                               [Name of Transferor]


                                               by: ________________________
                                                   Name:
                                                   Title:

Dated:


cc:  The LTV Corporation
     200 Public Square
     Cleveland, OH 44114
     Att.:  Secretary

                                                                       EXHIBIT C

               FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE

                   (Transfers pursuant to section 5(b)(ii) or
              section 5(b)(iii) of the Certificate of Designations)



ChaseMellon Shareholder Services L.L.C., as Transfer Agent
85 Challenger Road
Overpeck Center
Ridgefield Park, NJ 07660

Att:

Re:      The LTV Corporation
                  8 1/4% Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock")

                  Reference is hereby made to the Certificate of Designations relating to the Series A Preferred Stock dated November 5, 1999 (the "Certificate of Designations"). Capitalized terms used but not defined herein shall have the meanings given them in the Certificate of Designations.

                  This letter relates to ________ shares of Series A Preferred Stock (the "Securities") which are held in the form of a [Definitive] [Global] Series A Preferred Share (CUSIP No. ___) [with the Depositary]* in the name of [name of transferor] (the "Transferor") to effect the transfer of the Securities to the undersigned.

                  In connection with such request, and in respect of the Securities, which are convertible into shares of common stock ("Common Stock") of the Company we confirm that:

                  1. We understand that the Securities and the Common Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated,
         (x) that such Securities are being transferred to us in a transaction not involving any public offering within the meaning of the Securities Act, (y) that if we should resell, pledge or otherwise transfer any such Securities or any shares of Common Stock prior to the later of (I) the expiration of the holding period under Rule 144(k) (or any successor thereto) under the Securities Act which is applicable to such Securities or shares of Common Stock, as the case may be, or (II) within three months after we cease to be an affiliate (within the meaning of Rule 144 under the Securities Act) of the Company, such Securities or the Common Stock may be resold, pledged or transferred only (i) to the Company, (ii) so long as such Securities are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) ("QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Securities), it


--------
   * Insert if appropriate.

         being understood that the Common Stock is not eligible for resale pursuant to Rule 144A, (iii) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Regulation S under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Securities or on a comparable Certificate of Transfer for the Common Stock issuable upon conversion thereof), (iv) to an institution that is an "accredited investor" as defined in Rule 501 (a) (1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor") (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Securities or on a comparable Certificate of Transfer for the Common Stock) that is acquiring the securities for its own account or for the account of one or more other Institutional Accredited Investors over which it exercises sole investment discretion and that prior to such transfer, delivers a signed letter to the Company and the Transfer Agent certifying that it and each such account is such an Institutional Accredited Investor and is acquiring the Securities or the Common Stock for investment purposes and not for distribution and agreeing to the restrictions on transfer of the Securities or the Common Stock, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Securities or a comparable Certificate of Transfer for the Common Stock) or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and we will notify any purchaser of the Securities or the Common Stock from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Securities or the Common Stock (other than a transfer pursuant to clause (vi) above) by us that the Company and Transfer Agent may request, and if so requested we will furnish, such certificates and other information and, in the case of a transfer pursuant to clause (v) above, a legal opinion as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions. Finally, we understand that in any case we will not directly or indirectly engage in any hedging transactions with regard to the Securities or the Common Stock except as permitted by the Securities Act.

                  2. We are able to fend for ourselves in connection with our purchase of the Securities, we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment and can afford the complete loss of such investment.

                  3. We understand that the Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, agreements and warranties and we agree that if any of the acknowledgments, representations, agreements or warranties made or deemed to have been made by us by our purchase of the Securities, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Company.

                  4. With respect to the certificates representing Securities we are purchasing, we understand that such certificates will be in definitive registered form and that the notification requirement referred to in (1) above requires that, until the expiration of the holding period with respect to sales of the Securities under clause (k) of Rule 144 under the Securities Act, that such Securities will bear a legend substantially to the following effect:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD UNDER RULE 144(k) (OR ANY SUCCESSOR THERETO) UNDER THE SECURITIES ACT WHICH IS APPLICABLE TO THIS SECURITY OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT ("INSTITUTIONAL ACCREDITED INVESTOR") (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION AND THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO THE COMPANY AND THE TRANSFER AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER MAY BE OBTAINED FROM THE TRANSFER AGENT), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO A TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (6) ABOVE), THE HOLDER OF THIS SECURITY MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AND THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AND, IN THE CASE OF A TRANSFER PURSUANT TO CLAUSE (5) ABOVE, A LEGAL OPINION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK EXCEPT AS PERMITTED BY THE SECURITIES ACT."

                  5. With respect to certificates representing shares of Common Stock, we understand that the notification requirement referred to in
         (1) above requires that, until the expiration of the holding period with respect to sales of such Common Stock under clause (k) of Rule 144 under the Securities Act, such certificates will bear a legend substantially to the effect set forth as Exhibit D to the Certificate of Designations and that a copy of such legend may be obtained from the Transfer Agent.

                  6. We are acquiring the Securities purchased by us for investment purposes, and not for distribution, for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we are and each such account is an Institutional Accredited Investor.

                  7. You and the Company are entitled to rely on this letter and you and the Company are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,



                                          _________________________
                                          (Name of Purchaser)


                                          By:______________________

                                          Dated:___________________



cc:      The LTV Corporation
         200 Public Square
         Cleveland, Ohio 44114

                                                                       EXHIBIT D


                           Form of Common Share Legend
                           ---------------------------


                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
         (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT."

                                                                       EXHIBIT E



                         FORM OF CERTIFICATE OF TRANSFER
                                FOR COMMON SHARES

                   (Transfers pursuant to Section 5(h) of the
                          Certificate of Designations)

ChaseMellon Shareholder Services L.L.C., as Transfer Agent
85 Challenger Road
Overpeck Center
Ridgefield, NJ 07660


Att:

Re:      The LTV Corporation
                  8 1/4% Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock")

                  Reference is hereby made to the Certificate of Designations relating to the Series A Preferred Stock dated November 5, 1999 (the "Certificate of Designations"). Capitalized terms used but not defined herein shall have the meanings given them in the Certificate of Designations.

         This letter relates to _________ shares of Common Stock represented by the accompanying certificate(s) that were issued upon conversion of the Series A Preferred Stock and which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of such Common Stock.

         In connection with such request and in respect of the shares of Common Stock, the Transferor does hereby certify that the shares of Common Stock are being transferred (i) in accordance with applicable securities laws of any state of the United States or any other jurisdiction and (ii) in accordance with their terms:

CHECK ONE BOX BELOW

         (1)      [ ]      to a transferee that the Transferor reasonably
                           believes is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring such Common Stock for investment purposes and not for distribution and is acquiring the Common Stock for its own account or for one or more accounts as to which the transferee exercises sole investment discretion;

         (2)      [ ]      outside the United States in a transaction
                           complying with Rule 904 of Regulation S under the Securities
                           Act;

         (3)      [ ]      pursuant to an exemption from registration under
                           the Securities Act provided by Rule 144 thereunder
                           (if available); or

         (4)      [ ]      in accordance with another exemption from the
                           registration requirements of the Securities Act
                           (based upon an opinion of counsel if the Company so requests).


                                                 [Name of Transferor]


                                                 by: ________________________
                                                     Name:
                                                     Title:

Dated:


cc:  The LTV Corporation
     200 Public Square
     Cleveland, OH 44114
     Att.:  Secretary